Bryn Mawr Bank Corporation NASDAQ: BMTC Third Quarter 2009 Update Exhibit 99.1

This presentation contains certain forward-looking statements.
Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words believe, expect, anticipate, intend, plan, estimate or words of similar meaning. Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors, many of which are beyond the Corporation's control could cause actual conditions, events or results to differ significantly from those described in the forward looking statements. Forward-looking statements speak only as of the date they are made. The Corporation does not undertake to update forward-looking statements.
Safe Harbor

Bryn Mawr Bank Corporation
Profile
Founded in 1889 – 120 year history
A unique business model with a traditional
commercial bank ($1.2 billion) and a trust
company ($2.7 billion) under one roof
Wholly owned subsidiary – The Bryn Mawr Trust
Company
Located on Philadelphia’s affluent “Main Line”

Chester
Bucks
Montgomery
Berks
State of Delaware
Philadelphia
New Jersey
Delaware
New Jersey
The Franchise Footprint
9 Full Service Branches/
7 Life Care Facilities
Source: Public School
Review
Average Household Income
$84,600
$41,000
$-
$20,000
$40,000
$60,000
$80,000
$100,000
BMTC Target Market
Penna. State
Average
Percent of Population with
College Degree
0%
20%
40%
60%
70%
BMTC Target Market Penna. State Average
10%
30%
50%
59%
22%

Investment Considerations
A great brand & franchise
Solid financial fundamentals
Excellent overall credit quality
Outstanding target market demographics
New business initiatives driving growth
Well-capitalized

2009 (YTD) 2008 2007
Net Interest
Income
$29.9M $37.1M $34.2M
Net Income
$7.7M $9.3M $13.6M
Diluted EPS $0.88 $1.08 $1.58
ROA 0.88% 0.89% 1.59%
Financial Highlights
Portfolio Loans &
Leases
$887M $900M $803M
Tangible Book
Value Per Share
$10.44 $9.55 $10.60
Tangible Common
Equity Ratio
7.74% 7.19% 9.02%
Dividends Declared $0.42 $0.54 $0.50

2008 Results
Leasing portfolio provision
Mortgage servicing rights impairment
Margin contraction
Financial market impact on Wealth Management Revenue
2009 Results (YTD)
Robust in-market residential mortgage originations
Strong rebound in wealth management assets: $2.7 billion
Stable margin: 3.64% (Q32009) versus 3.63% (Q42008)
Strong deposit growth
Solid investment performance, No OTTI charges
Loan quality strong with nonperforming loans of 78 basis
points
Lease portfolio charge-offs have gradually declined each
quarter in 2009

8 2009 Strategies Increase the net interest margin Credit quality Control expenses Use banking industry turmoil to attract new clients Opportunistic expansion Raise capital as needed

New Business Initiatives

BMTC of Delaware opened (4
th
Qtr 2008)
The Delaware Advantage
Generation Skipping Trusts
Directed Trusts
$333 million in assets at 9/30/2009
West Chester, PA Regional Banking Office
Branch, loan center, and wealth office
Opened 1/02/2009
Preceded by loan production office
$19 million in deposits at 9/30/2009
Growth Initiatives - 2009

Announced acquisition of First Keystone Financial, Inc.
(11/2/2009)
$525 million in assets
Expands footprint in Delaware and Chester counties with 8
branches
Bryn Mawr Asset Management
“Lift out” strategy
Three investment advisers hired, $90 million in new assets
Additional opportunities being evaluated
Acquisition of Lau Associates
Financial and Investment Planning Firm acquired 7/15/2008
$526 million in assets under management & supervision at
9/30/2009
Immediately accretive to earnings
Acquisition Initiatives

First Keystone Financial, Inc. – Transaction Summary
Acquiror:
Bryn Mawr Bank Corporation (NASDAQ: BMTC)
Seller:
First Keystone Financial, Inc. (NASDAQ: FKFS)
Consideration:
Each share of FKFS common stock will be exchanged for
0.6973 BMTC shares
(1)
and $2.06 in cash
Transaction Value:
$34 million
Merger Consideration
Adjustment:
Per Share Merger Consideration subject to downward
adjustment based on the rise of FKFS delinquencies above
a specified level one month prior to close
Board Representation:
Donald Guthrie (Chairman of the FKFS Board of Directors)
will join the BMTC Bank and Holding Company Boards as a
Director
Closing Condition:
Aggregate amount of FKFS delinquencies must be less than
$16.5 million
Required Approvals:
Customary Regulatory and FKFS Shareholders
Expected Closing:
Q2 2010
Acquiror:
Bryn Mawr Bank Corporation (NASDAQ: BMTC)
Seller:
First Keystone Financial, Inc. (NASDAQ: FKFS)
Consideration:
Each share of FKFS common stock will be exchanged for
0.6973 BMTC shares
(1)
and $2.06 in cash
Transaction Value:
$34 million
Merger Consideration
Adjustment:
Per Share Merger Consideration subject to downward
adjustment based on the rise of FKFS delinquencies above
a specified level one month prior to close
Board Representation:
Donald Guthrie (Chairman of the FKFS Board of Directors)
will join the BMTC Bank and Holding Company Boards as a
Director
Closing Condition:
Aggregate amount of FKFS delinquencies must be less than
$16.5 million
Required Approvals:
Customary Regulatory and FKFS Shareholders
Expected Closing:
Q2 2010
(1) Based upon BMTC’s average daily closing price for twenty consecutive trading days ending 10/30/2009 ($16.76)

First Keystone Financial Inc. - Transaction Highlights
Expands branch footprint into the attractive demographic markets of Delaware and Chester County,
Pennsylvania
Important component of strategic plan
Enhances long-term franchise value
Complementary business mix
Both banks have a “community focus”
Significant potential synergies identified in wealth management services and residential mortgage originations
Low risk Transaction
Extensive due diligence performed
Conservative credit mark estimated
Achievable cost savings identified
Material earnings per share accretion
Attractive internal rate of return
Pro Forma capital ratios remain significantly above “well capitalized” levels

Harleysville
Chalfont
BUCKS
Kulpsville
Montgomeryville
Warrington
Newtown
Richboro
Lansdale
North Wales
Warminster
Limerick
Royersford
Collegeville
Gwynedd
Maple Glen
Horsham
Churchville
Spring City
Eagleville
MONTGOMERY
Ambler
Hatboro
Willow Grove
Feastervi
Phoenixville
Trooper
Blue Bell
Audubon
Norristown
Whitemarsh
Bensalem
Pikeland
Bridgeport
Oreland
Flourtown
Jenkintown
Plymouth Meeting
PENNSYLVANIA
King of Prussia
Conshohocken
Cheltenham
Lionville
Berwyn
Township of Delran
Exton
Paoli
PHILADELPHIA
Palmyra
Thorndale
Downingtown
Newtown Square
Ardmore
Narberth
Caln
CHESTER
Haverford
Upper Darby
BURLINGTON
West Chester
Newtown Heights
Willistown
Westtown
Drexel Hill
Philadelphia
Lenola
Camden
Cherry Hill
Yeadon
Maple Sh
Springfield
Darby
Media
Sharon Hill
Haddon Hills
Haddonfield
Concordville
Glenolden
Folcroft
Haddon Heights
Village Green
Woodlyn
Ridley Park
Audubon
Westville
CAMDEN
DELAWARE
Voorhees
Kennett Square
Chester
Magnolia
Boothwyn
Paulsboro
West Grove
Woodbury
Stratford
Talleyville
Linwood
Gibbstown
Clementon
New Garden
Claymont
Blackwood
London
Pine Hill
Mantua
Edgemoor
NEW CASTLE
Wilmington
GLOUCESTER
Pitman
Elsmere
Carneys Point
Penns Grove
Stanton
New Jersey Tpke
Glassboro
Newark
Wilmington Manor Gardens
NEW JERSEY
Williamstown
DELAWARE
Brookside
Clayton
New Castle
Pennsville
Woodstown
Franklinville
Elkton

Source: SNL Financial
Pro forma financials do not include merger adjustments
BMTC data as of 9/30/2009; FKFS data as of 6/30/2009
(1)
Includes 7 limited service retirement community branches
Pro Forma Deposit Market Share – Delaware County, PA
2009
Total 2009
Deposits Total
in Market
Branch Market Share
Rank Institution (ST) Count ($M) (%)
1 Wells Fargo & Co. (CA) 21 1,630 15.3
2 Royal Bank of Scotland Group 23 1,585 14.9
3 Toronto-Dominion Bank 14 1,360 12.8
4 Citigroup Inc. (NY) 3 1,040 9.8
5 PNC Financial Services Group (PA) 11 929 8.7
6 Banco Santander S.A. 13 830 7.8
Pro Forma 14 563 5.3
7 Beneficial Mutual Bncp (MHC) (PA) 7 386 3.6
8 Alliance Bancorp of Penn (MHC) (PA) 8 338 3.2
9 First Keystone Financial (PA) 7 337 3.2
10 Bryn Mawr Bank Corp. (PA) 7 226 2.1
Top 10 114 8,662 81.3
Market Total 180 10,651 100.0
Expanding Southeast PA Footprint
($ in millions)
BMTC FKFS Pro Forma
Assets $1,196 $525 $1,721
Loans 886 317 1,203
Deposits 899 354 1,253
Branches 16
(1)
8 24
Pro Forma Financials
Bryn Mawr Bank Corp. (16)
First Keystone Financial, Inc. (8)

Time Deposits
32.7%
NOW & Other
Trans. Accts.
16.7%
MMDA,
Savings, &
Other
35.8%
Demand
Deposits
14.8%
Consumer &
Other
24.5%
Commercial &
Industrial
21.6%
Residential
R.E.
22.0%
Commercial
R.E.
26.4%
Construction
R.E.
5.6%
Consumer &
Other
26.8%
Commercial &
Industrial
26.8%
Residential
R.E.
13.3%
Commercial
R.E.
28.9%
Construction
R.E.
4.2%
Pro Forma Loans and Deposits
Source: Company filings
FKFS loan and deposit data as of 6/30/2009
BMTC stand alone loan and deposit data as of 9/30/2009
Time Deposits
26.8%
NOW & Other
Trans. Accts.
14.3%
MMDA,
Savings, &
Other
40.2%
Demand
Deposits
18.7%
Deposits
Loans
BMTC Stand Alone
Total: $886M
Total: $1.2B
Total: $899M
Total: $1.3B
Consumer &
Other
18.0%
Commercial &
Industrial
7.0%
Residential
R.E.
46.1%
Commercial
R.E.
19.4%
Construction
R.E.
9.6%
Time Deposits
47.7%
NOW & Other
Trans. Accts.
22.7%
MMDA &
Savings
24.4%
Demand
Deposits
5.1%
Total: $317M
Total: $354M
BMTC Stand Alone
FKFS Stand Alone BMTC Pro Forma
FKFS Stand Alone BMTC Pro Forma

First Keystone Financial Inc. - Due Diligence
Extensive due diligence conducted by BMTC and third parties over the past month
Conducted extensive credit diligence
BMTC and third party loan review
Reviewed over 65% of commercial portfolio (CRE, C&I, and Construction)
Multiple Construction / Commercial Real Estate sites visited
Conservative credit mark estimated at 4% to 5% of total loans outstanding including existing Allowance for Loan Loss balance.
Estimated securities portfolio mark – to – market
KPMG hired to conduct tax and accounting due diligence assistance

Financial Review Bryn Mawr Bank Corporation Only As of 9/30/2009

Diluted Earnings Per Share
(1) Excludes $0.10 per share gain on sale of real estate
(2) As of September 30, 2009
$1.46
$1.31
$1.48
$1.08
$0.88
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
$1.60
2005 2006 2007 (1) 2008 2009 (2)

Portfolio Loan & Lease Growth
Total Portfolio Loans & Leases Outstanding ($ in millions)
CAGR 14.8%    (2005-2008)
1) As of September 30, 2009
$595
$681
$803
$900
$887
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
2005 2006 2007 2008 2009 (1)

20 Strong Asset Quality Nonperforming Loans and Leases 1) As of September 30, 2009 0.07% 0.12% 0.25% 0.65% 0.78% 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 0.7% 0.8% 0.9% 2005 2006 2007 2008 2009 (1)

Loan Composition at September 30, 2009
($ in millions)
Commercial Mortgages
Commercial & Industrial
Home Equity Lines & Loans & Consumer Loans
Residential Mortgages
Construction
Leases
$256
$237
$187
$118
$37
$ 52

Small Ticket National Leasing Business
“Lift out”
strategy
Leases outstanding:  $51.8 million at 9/30/2009
Average yield 10.54%
Experiencing credit issues at this time
Charge-offs have decreased gradually since 12/31/2008
Changes made in underwriting standards and collection
process
Lease portfolio reduced by design - $7.5 million since
12/31/2008

$31.3
$33.3
$34.2
$37.1
$29.9
$0
$5
$10
$15
$20
$25
$30
$35
$40
2005 2006 2007 2008 2009 (1)
Net Interest Income
CAGR 5.8%     (2005-2008)
1) As of September 30, 2009
Note: Not on a tax-equivalent basis
($ in millions)

24 Net Interest Margin On a tax equivalent basis 3.90% 3.63% 3.62% 3.59% 3.64% 3.0% 3.3% 3.5% 3.8% 4.0% 4.3% 4.5% Sep-08 Dec-08 Mar-09 Jun-09 Sep-09

25 Deposit Growth Average Annual Deposits ($ in millions) 1) As of September 30, 2009 $596 $626 $709 $798 $881 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2005 2006 2007 2008 2009 (1)

Average Deposits & Borrowed Funds Mix
Third Quarter 2009
($ in millions)
$20
$168
$394
$199
$120
$151
Non-Interest Bearing DDA Savings, NOW & Money Market
Time Deposits Wholesale Deposits, IND & IDC
Borrowed Funds Subordinated Debt

Wholesale Funding Totals
Type
September 30,
2009
% of
Wholesale
Funding
December 31,
2008
% of
Wholesale
Funding
Wholesale CD $ 23.9 9.0% $ 51.3 16.8%
PLIGIT - - 40.0 13.1
FHLB Advances 147.4 55.5 154.9 50.7
CDARS 40.8 15.3 29.1 9.5
IND/IDC 53.8 20.2 30.5 10.0
Total Wholesale Funding $ 265.9 100.0% $ 305.8 100.0%
Total Funding * $ 1,046.9 $ 1,024.4
Total Wholesale
Funding/Total Funding
25.4% 29.9%
*
Total Funding = All deposits plus borrowings (includes wholesale funding; excludes sub debt)
($ in millions)

Additional Funding Sources at September 30, 2009
$ in millions
Available Used
Fed Funds Line of Credit
(7 Banks)
$ 75 $ 0
FHLB of Pittsburgh* $ 411 $147
Federal Reserve Bank –
Discount Window Program
$ 75 $ 0
Total $ 561 $ 147
Total (Percentage) 100% 26%
* Additional FHLB of Pittsburgh common stock would need to be purchased to utilize the unused availability

Investment Portfolio as of September 30, 2009
($ in thousands)
Amortized Fair Unrealized
SECURITY DESCRIPTION (AFS) Cost Value Gain / Loss
U. S. Government Agency $ 55,159 $ 55,242 $ 83
State, County & Municipal 24,628              25,094                466
FNMA/FHLMC Mortgage Backed Securities 52,963              54,826              1,863
GNMA Mortgage Backed Securities 7,580                7,726              146
Foreign Debt Securities 1,450 1,450 -
Corporate Bonds 12,231 12,634                403
Bond – mutual funds 11,722 11,783 61
Total AFS Securities 165,733 168,755 3,022
SECURITY DESCRIPTION (Trading)
Short term bond fund 5,076 5,076 -
Total Investment Portfolio $170,809 $173,831 $3,022
Note: Other assets at September 30, 2009 include approximately $8 million of FHLB of Pittsburgh common stock at cost.

Capital Considerations
Bryn Mawr Bank Corporation elected not to take TARP
Capital
Maintains a “well capitalized” capital position
Selectively add capital as needed to fund growth and
acquisitions
Three additional earn out payments for Lau Associates
at the end of 2009, 2010 and 2011
Active Dividend Reinvestment and Direct Stock
Purchase Plan (DRIP/DSPP)

Capital Position - Bryn Mawr Bank Corporation
Regulatory
Minimum to be
Well Capitalized
Actual
9/30/2009
Tier I 6.00% 9.36%
Total (Tier II) 10.00% 12.49%
Tier I Leverage 5.00% 8.39%
Common Equity - 8.54%
Tangible Common
Equity
- 7.74%

32 Capital Position - Bryn Mawr Trust Company (“Bank”) Regulatory Minimum to be Well Capitalized Actual 9/30/2009 Tier I 6.00% 8.91% Total (Tier II) 10.00% 12.06% Tier I Leverage 5.00% 7.98%

33 Capital Raised in 2009 $7.5 million in subordinated debt in April 2009 (Tier Two) $2.5 million in common stock in April 2009 DRIP/DSPP to provide an incremental stream of capital

$2.04
$2.18
$2.28
$2.26
$2.71
$1.0
$1.5
$2.0
$2.5
$3.0
2005 2006 2007 2008 2009 (1)
BMT DE
Lau Associates
Brokerage
Wealth Division
Assets Under Management, Administration,
Supervision and Brokerage (2)
($ in billions)
(1)   As of September 30, 2009
(2)   Excludes Community Banks 2005 - 2007

35 Wealth Management Fees ($ in millions) Lau Associates (1) As of September 30, 2009 $11.5 $12.4 $13.5 $13.8 $10.6 $0 $3 $6 $9 $12 $15 2005 2006 2007 2008 2009 (1) CAGR 6.3% 2005 – 2008

Summary
Outstanding franchise in a vibrant, growing market
Focus on Wealth Services, Business Banking, and
Private Banking
Investing in growth opportunities today for earnings
growth tomorrow
Announced acquisition will expand footprint
Solid 2009 Strategy to succeed in current economic
recession

Thank You
Joseph Keefer, EVP
610- 581- 4869
jkeefer@bmtc.com
Duncan Smith, CFO
610- 526 – 2466
jdsmith@bmtc.com
Ted Peters, Chairman
610-581-4800
tpeters@bmtc.com
Frank Leto, EVP
610-581-4730
fleto@bmtc.com